    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 1, 1994

                                                        REGISTRATION NO. 33-
- --------------------------------------------------------------------------------

                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                               ---------------

                                   FORM  S-8
                            REGISTRATION  STATEMENT
                                     UNDER
                         THE  SECURITIES  ACT  OF  1933

                           SMITH INTERNATIONAL,  INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                            95-3822631
  (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                                   16740 HARDY STREET
                                     HOUSTON, TEXAS                     77032
                        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                           SMITH INTERNATIONAL,  INC.
                 1989 LONG-TERM  INCENTIVE  COMPENSATION  PLAN
                            (FULL TITLE OF THE PLAN)


                                 NEAL S. SUTTON
        VICE PRESIDENT  - ADMINISTRATION, GENERAL COUNSEL AND SECRETARY
                           SMITH INTERNATIONAL, INC.
                               16740 HARDY STRET
                              HOUSTON, TEXAS 77032
                                 (713) 443-3370
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                ---------------

                       CALCULATION  OF  REGISTRATION  FEE

=================================================================================================================================
                                                                        PROPOSED
                                                                         MAXIUM           PROPOSED MAXIMUM        AMOUNT OF
                                                  AMOUNT TO BE       OFFERING PRICE      AGGREGATE OFFERING      REGISTRATION
     TITLE OF SECURITIES TO BE REGISTERED          REGISTERED           PER SHARE              PRICE                 FEE
- --------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCK, PAR VALUE $1.00 PER SHARE        1,500,000 SHARES        $14.00(1)          $21,000,000(1)        $7,241.38(1)
================================================================================================================================



(1) Estimated solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of a share of the Company's Common Stock on the New York Stock Exchange on November 25, 1994 pursuant to Rule 457(c).

- --------------------------------------------------------------------------------

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

       The contents of Registration Statement (file no. 33-31556) as filed by Smith International, Inc. on October 13, 1989, are incorporated herein by refernce. This Registration Statement on Form S-8 is being filed solely to register the sale of an additional 1,500,000 under the Smith International, Inc. Incentive Compensation Plan (the "Plan") and to extend the term of the Plan to April 27, 2004.

ITEM 8.  EXHIBITS.

       Exhibit
       Number        Description
       -------       -----------
       4.1           Restated Certificate of Incorporation of the Company as amended to date.  Filed as Exhibit 3.1 to the Company's report on Form 10-K for the year ended December 31, 1993 and incorporated herein by reference.

       4.2           Bylaws of the Company as amended to date.  Filed as Exhibit 3.2 to the Company's Report on Form 10-
                     K for the year ended December 31, 1993 and incorporated herein by reference.

       4.3*          Smith International Inc. 1989 Long-Term Incentive Compensation Plan, as amended.

       5.1*          Opinion of counsel regarding legality.

      23.1*          Consent of counsel (included in Exhibit 5.1 to this Registration Statement).

      23.2*          Consent of Arthur Andersen & Co.

      24.1*          Power of Attorney (set forth on the signature page contained in Part II of this Registration
                     Statement).

*      Filed with this Registration Statement.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on December 1, 1994.


                                        SMITH INTERNATIONAL, INC.



                                        By: /s/ Douglas L. Rock
                                            Douglas L. Rock
                                            Chairman and Chief Executive Officer


              KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Smith International, Inc. (the "Company") hereby constitutes and appoints Douglas L. Rock, Loren K. Carroll, Neal S. Sutton and John J. Kennedy, or each of them (with full power to each of them to act alone), his true and lawful attorney-in- fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

              Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on December 1, 1994

                Signature                                                Title
                ---------                                                -----
 /s/ Douglas L. Rock                                             Chairman, President and
- ---------------------------------------------------              Chief Executive Officer
                Douglas L. Rock


 /s/ Loren K. Carroll                                          Executive Vice President,
- ---------------------------------------------------             Chief Financial Officer
               Loren K. Carroll                                     and Director


 /s/ Neal S. Sutton                                          Vice President - Administration,
- ---------------------------------------------------           General Counsel and Secretary
                Neal S. Sutton


 /s/ Benjamin F. Bailar                                                  Director
- ---------------------------------------------------
              Benjamin F. Bailar


 /s/ G. Clyde Buck                                                       Director
- ---------------------------------------------------
                 G. Clyde Buck


 /s/ James R. Gibbs                                                      Director
- ---------------------------------------------------
                James R. Gibbs

/s/ Jerry W. Neely                                                       Director
- ---------------------------------------------------
                Jerry W. Neely


/s/ H. Moak Rollins                                                      Director
- ---------------------------------------------------
                H. Moak Rollins

                                 EXHIBIT INDEX



       Exhibit
       Number        Description
       -------       -----------
       4.1           Restated Certificate of Incorporation of the Company as amended to date.  Filed as Exhibit 3.1 to the Company's report on Form 10-K for the year ended December 31, 1993 and incorporated herein by reference.

       4.2           Bylaws of the Company as amended to date.  Filed as Exhibit 3.2 to the Company's Report on Form 10-
                     K for the year ended December 31, 1993 and incorporated herein by reference.

       4.3*          Smith International Inc. 1989 Long-Term Incentive Compensation Plan, as amended.

       5.1*          Opinion of counsel regarding legality.

      23.1*          Consent of counsel (included in Exhibit 5.1 to this Registration Statement).

      23.2*          Consent of Arthur Andersen & Co.

      24.1*          Power of Attorney (set forth on the signature page contained in Part II of this Registration
                     Statement)


*      Filed with this Registration Statement.